Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

	11/30/05	12/31/05	1/31/06	2/28/06	3/31/06	4/30/06
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	3,008	2,144	5,931	1,713	2,313	1,541
Investment securities, at market	2,508,482	2,434,890	2,370,716	2,534,261	2,364,563	2,325,075
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	2,571,490	2,497,034	2,436,647	2,595,974	2,426,876	2,386,616

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	8,766,190	8,766,190	8,766,190	7,959,006	7,959,006	8,968,061
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	30,266,190	30,266,190	30,266,190	29,459,006	29,459,006	30,468,061

TOTAL ASSETS	32,837,680	32,763,224	32,702,837	32,054,980	31,885,882	32,854,677

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	May , 2006	Signed	/s/ Gary N. Thompson	Printed Name of Signatory	Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

	11/30/05	12/31/05	1/31/06	2/28/06	3/31/06	4/30/06
LIABILITIES:
Post-Petition debt (Sched. C)	71,981	90,288	43,722	35,861	22,483	35,595
Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,228,295	138,246,602	138,200,036	138,192,175	138,178,797	138,191,909

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(349,819)	(442,582)	(456,403)	(1,096,399)	(1,252,119)	(296,436)

TOTAL SHAREHOLDERS EQUITY	(105,390,615)	(105,483,378)	(105,497,199)	(106,137,195)	(106,292,915)	(105,337,232)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	32,837,680	32,763,224	32,702,837	32,054,980	31,885,882	32,854,677

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	11/30/05	12/31/05	1/31/06	2/28/06	3/31/06	4/30/06
REVENUE:
Net investment income	8,373	8,036	8,792	9,105	10,099	8,734
Net realized gain	0	0	3,887	0	0	0
Other	0	0	0	0	0	0
OPERATING EXPENSES:
Salaries and benefits	(6,977)	(6,958)	(7,605)	(7,605)	(7,605)	(7,605)
Board fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(41,050)	(91,058)	(17,616)	(51,930)	(4,494)	(51,786)
Accounting fees and expenses	0	0	0	0	0	0
Insurance	0	0	0	0	(151,667)	0
Filing fees and expenses	(2,263)	(2,638)	(1,250)	(3,648)	(1,966)	(2,703)
Miscelleanous	0	(143)	(28)	(48)	(87)	(12)

NET OPERATING INCOME / LOSS	(41,917)	(92,761)	(13,820)	(54,126)	(155,720)	(53,372)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	221,313	0	0
Equity in operating earnings of AIC	0	0	0	(631,135)	0	1,164,887
Equity in unrealized losses of securities of AIC	0	0	0	(176,049)	0	(155,832)

TOTAL OTHER INCOME (EXPENSE)	0	0	0	(585,871)	0	1,009,055

NET INCOME (LOSS)	(41,917)	(92,761)	(13,820)	(639,997)	(155,720)	955,683

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	11/30/05	12/31/05	1/31/06	2/28/06	3/31/06	4/30/06
CASH DIFFERENCE:
Current ending cash balance	3,008	2,144	5,931	1,713	2,313	1,541
Less ending prior month balance	(1,269)	(3,008)	(2,144)	(5,931)	(1,713)	(2,313)

NET CASH INCREASE (DECREASE)	1,739	(864)	3,787	(4,218)	600	(772)

SOURCES OF CASH:
Net income (loss)	(41,917)	(92,761)	(13,820)	(639,997)	(155,720)	955,683
Equity in earnings and unrealized losses of AIC	0	0	0	807,184	0	(1,009,055)
Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	3,946	73,592	64,174	0	169,697	39,488
Increase in:
Post-petition debt	39,710	18,305	0	0	0	13,112
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	1,739	(864)	50,354	167,187	13,977	(772)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	(163,545)	0	0
Decrease in:
Post-petition debt	0	0	(46,567)	(7,860)	(13,377)	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	0	(46,567)	(171,405)	(13,377)	0

NET CASH INCREASE (DECREASE)	1,739	(864)	3,787	(4,218)	600	(772)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	11/30/05	12/31/05	1/31/06	2/28/06	3/31/06	4/30/06
TRADE ACCOUNTS PAYABLE	71,981	90,288	43,722	35,861	22,483	35,595
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	71,981	90,288	43,722	35,861	22,483	35,595